PFM MULTI-MANAGER SERIES TRUST

(the “Trust”)

Supplement dated December 14, 2021

to the Trust’s Summary Prospectus, Prospectus and Statement of Additional Information

each dated January 28, 2021

This supplement provides new and additional information to the summary prospectus, prospectus and statement of additional information, each dated January 28, 2021. You can find the summary prospectus, prospectus and the statement of additional information, as well as other information about the PFM Multi-Manager Domestic Equity Fund, online at mmst.pfmam.com and may also obtain this information at no charge by calling 1-833-PFM-MMST (1-833-736-6678).

On September 28, 2021, the Board of Trustees of the Trust approved a subadvisory agreement for the PFM Multi-Manager Domestic Equity Fund (the “Fund”) with a new sub-adviser, Aristotle Atlantic Partners, LLC (“Aristotle Atlantic”) (the “Agreement”), which Agreement became effective as of December 7, 2021.

The following information is added to the list of sub-advisers for the Fund under the heading “Sub-Advisers” on page 9 of the prospectus:

Sub-Adviser	Portfolio Managers	Managed the Domestic Equity Fund Since:
Aristotle Atlantic Partners, LLC	Owen Fitzpatrick, CFA, Principal, Managing Director and Lead Portfolio Manager.	2021
	Thomas Hynes, CFA, Principal, Managing Director and Portfolio Manager.	2021
	Brendan O’Neill, CFA, Principal, Director and Portfolio Manager.	2021

The following information is added to the chart in the Management section under the heading “Sub-Advisers” on page 44 of the prospectus:

Fund	Sub-Adviser	Strategy	Sub-Adviser Since
PFM Multi-Manager Domestic Equity Fund	Aristotle Atlantic Partners, LLC 489 5th Avenue, 10th Floor New York, New York 10017	Core Equity	2021

The following information is added to the “Portfolio Managers” section beginning on page 45 of the prospectus:

Aristotle Atlantic Partners, LLC (“Aristotle Atlantic”)

Owen Fitzpatrick, CFA, Principal, Managing Director, Lead Portfolio Manager and a Senior Research Analyst at Aristotle Atlantic. Prior to joining Aristotle Atlantic in 2016, Owen had multiple roles at Deutsche Asset Management, including Managing Director and Head of the U.S. Equity Platform. As Head of U.S. Equities Owen oversaw all active U.S. equity strategies, and as a Portfolio Manager, he managed the Large Cap Growth and Large Cap Core portfolios. Prior to Deutsche Asset Management, Owen managed equity portfolios for Chemical Bank, where he was also responsible for research coverage of the consumer cyclical sector. Additionally, he served as a Portfolio Manager at Manufacturers Hanover Trust.

Owen earned his Bachelor of Science degree in Finance and his MBA from Fordham University. He is a CFA® charterholder.

Thomas M. Hynes, Jr., CFA, Principal, Managing Director, Portfolio Manager and a Senior Research Analyst at Aristotle Atlantic. Prior to joining Aristotle Atlantic in 2016, Thomas worked as a Portfolio Manager and Senior Analyst for Deutsche Asset Management. Thomas also has experience as a Director and Client Portfolio Manager at Citi and as a Director for Deutsche Bank Private Wealth Management. Thomas earned his Bachelor of Science degree in Finance and Economics from Fordham University. He is a CFA® charterholder.

Brendan O’Neill, CFA, Principal, Director, Portfolio Manager and a Senior Research Analyst at Aristotle Atlantic. Prior to joining Aristotle Atlantic in 2016, Brendan worked as a Portfolio Manager and as a Research Analyst at Deutsche Asset Management. Brendan earned his Bachelor of Arts degree in Economics from Queens College, CUNY and his Master of Science degree in Finance from Zicklin School of Business, Baruch College. He is a CFA® charterholder.

The following information is added to the “Investment Sub-Advisers” section beginning on page 63 of the statement of additional information:

Fund	Sub-Advisers
PFM Multi-Manager Domestic Equity Fund	Aristotle Atlantic Partners, LLC.

The ownership and control information for each Sub-Adviser, if applicable, is set forth below.

Aristotle Atlantic Partners, LLC (“Aristotle Atlantic”), 489 5th Avenue, 10th Floor, New York, NY 10017, serves as a Sub-Adviser to a portion of the PFM Multi-Manager Domestic Equity Fund and is primarily owned by employees of Aristotle Atlantic Partners and affiliate Aristotle Capital Management, LLC. As of September 30, 2021, Aristotle Atlantic had $1.2 billion in assets under management.

The following information is added to the “Additional Portfolio Manager Information” section beginning on page 68 of the statement of additional information:

Aristotle Atlantic Partners, LLC (Domestic Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Owen Fitzpatrick	1	$152	0	0	204	$1,087
Thomas Hynes	1	$152	0	0	204	$1,087
Brendan O’Neill	1	$152	0	0	204	$1,087

The following information is added to the “Material Conflicts of Interest” section beginning on page 72 of the statement of additional information:

ARISTOTLE ATLANTIC PARTNERS, LLC

Sub-Adviser to the Domestic Equity Fund

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Additionally, differing fee arrangements increase the risk that higher fee-paying accounts may receive priority over other accounts during the allocation process.

Aristotle Atlantic mitigates these risks by implementing procedures, such as establishing a trade rotation process, blocking trades, maintaining proper written records with respect to allocations, and allocating at average price. These procedures are designed and implemented to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients.

Aristotle Atlantic acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle Atlantic is aware of the facts necessary to identify conflicts, senior management of Aristotle Atlantic must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle Atlantic or any affiliate of Aristotle Atlantic will be considered only to the extent that Aristotle Atlantic has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the CIO, Aristotle Atlantic may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle Atlantic clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

Differing fee arrangements increase the risk that higher fee-paying accounts may receive priority over other accounts during the allocation process. Aristotle Atlantic mitigates these risks by implementing procedures, such as blocking trades, maintaining proper written records with respect to allocations, and allocating at average price. These procedures are designed and implemented to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients.

The following information is added to the “Portfolio Manager Compensation Structure and Methods” section beginning on page 90 of the statement of additional information:

Aristotle Atlantic Partners, LLC (Domestic Equity Fund): All investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle Atlantic is an equity partner of the firm and receives a portion of the overall profits of Aristotle Atlantic as part of his ownership interest. Aristotle Atlantic’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.

The following information is added to the “Disclosure of Securities Ownership” section beginning on page 95 of the statement of additional information:

Portfolio Manager	Name of Fund	Dollar Range Of Equity Securities In the Funds Managed by the Portfolio Manager
Owen Fitzpatrick	PFM Multi-Manager Domestic Equity Fund	None
Thomas Hynes	PFM Multi-Manager Domestic Equity Fund	None
Brendan O’Neill	PFM Multi-Manager Domestic Equity Fund	None

The following information is added to Appendix B:

ARISTOTLE ATLANTIC PARTNERS, INC.

Proxy Voting Policies

Aristotle Atlantic has adopted written Proxy Voting Policies and Procedures (“Proxy Procedures”), as required by Rule 206(4)-6, governing conflict of interest resolution, disclosure, reporting and recordkeeping relating to voting proxies.

GENERAL GUIDELINES

Aristotle Atlantic has adopted Proxy Voting Policies and Procedures that provide that if Aristotle Atlantic has proxy voting authority for securities of its advisory clients, Aristotle Atlantic will vote such proxies for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, as determined by Aristotle Atlantic in good faith, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, as well as with Aristotle Atlantic’s fiduciary duties under federal and state law to act in the best interests of its clients. When voting proxies for non-model holdings, Aristotle Atlantic can vote in accordance with Institutional Shareholder Services (“ISS”) recommendation. (Non-model holdings refers to securities where the client has provided instruction to Aristotle Capital to restrict trading the securities.) Otherwise, the following policies and procedures are implemented.

OPERATIONAL GUIDELINES

Aristotle Atlantic has contracted with ISS to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Atlantic directs each custodian to forward proxy ballots to ISS for processing. Aristotle Atlantic has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Atlantic may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Portfolio Managers, or their designee. All voting records are maintained by ISS, except that Aristotle Atlantic will maintain copies of any document created by Aristotle Atlantic that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

On occasion, Aristotle Atlantic may determine not to vote a particular proxy. This may be done, for example where: (1) the cost of voting the proxy outweighs the potential benefit derived from voting; (2) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a client account; (3) the terms of an applicable securities lending agreement prevent Aristotle Atlantic from voting with respect to a loaned security; (4) despite reasonable efforts, Aristotle Atlantic receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; (5) the terms of the security or any related agreement or applicable law preclude Aristotle Atlantic from voting; or (6) the terms of an applicable advisory agreement reserve voting authority to the client or another party.

IDENTIFYING AND ADDRESSING CONFLICTS OF INTEREST

Aristotle Atlantic acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle Atlantic is aware of the facts necessary to identify conflicts, management of Aristotle Atlantic must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle Atlantic or any affiliate of Aristotle Atlantic will be considered only to the extent that Aristotle Atlantic has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the CCO and Portfolio Managers, Aristotle Atlantic may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle Atlantic clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

CLIENT REQUESTS FOR INFORMATION

Investment advisory clients may request a copy of Aristotle Atlantic’s proxy procedures and/or information about how Aristotle Atlantic has voted securities in their account by contacting Aristotle Atlantic. Aristotle Atlantic will not disclose proxy votes for a client to other clients or third parties unless specifically requested, in writing, by the client. However, to the extent that Aristotle Atlantic may serve as sub-adviser to another adviser to a client, Aristotle Atlantic will be deemed to be authorized to provide proxy voting records on such account to such other adviser.

Aristotle Atlantic is responsible for voting proxies for all portfolio securities of the mutual clients and keeping certain records relating to how the proxies were voted as required by the Advisers Act. Please see Section 13.3 above for procedures for resolving potential conflicts related to proxy voting.

DISCLOSURE POLICY

A description of the Proxy Procedures appears in Aristotle Atlantic’s Form ADV Part 2A Brochure.

PROXY VOTING FOR ACCOUNTS SUBJECT TO ERISA

The Department of Labor (“DOL”) provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:

Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.

DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and act solely in accordance with the economic interest of the plan and its participants and beneficiaries.

DOL has also indicated that the adviser must consider any costs involved when voting proxies for plan assets. Adviser should evaluate material facts that form the basis for any particular voting decision or other exercise of shareholder right. Aristotle Atlantic may decide, after a facts and circumstances analysis, to refrain from voting if it is determined that a plan client would incur unreasonable costs.

DOL has also indicated that the adviser must exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights. Aristotle Atlantic has contracted with ISS to provide proxy voting support and periodically reviews ISS guidelines as part of vendor oversight.

DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained. Aristotle Atlantic has access to proxy voting records through ISS and can issue copies of proxy voting reports to clients as outlined in Section 12.4 above. Aristotle Atlantic maintains a log of solicitations it receives from issuers or others.

Please keep this supplement with your summary prospectus, prospectus and statement of additional information for future reference.